[Pioneer Logo]

Pioneer Bond
Fund

SEMIANNUAL REPORT 12/31/96

T a b l e  o f  C o n t e n t s

Letter from the Chairman                                 1
Portfolio Summary                                        2
Performance Update                                       3
Portfolio Management Discussion                          6
Schedule of Investments                                  9
Financial Statements                                    14
Notes to Financial Statements                           20
Report of Independent Public Accountants                23
Trustees, Officers and Service Providers                24
Programs and Services for Pioneer Shareowners           26
The Pioneer Family of Mutual Funds                      27

Pioneer Bond Fund
LETTER FROM THE CHAIRMAN 12/31/96

D e a r  S h a r e o w n e r,

Welcome to this semiannual report on Pioneer Bond Fund, covering the six months ended December 31, 1996. Despite what turned out to be a volatile period for the bond market, your Fund continued to pay regular dividends and posted a modest total return.

Without question, the past six months were difficult for quality-oriented bond investors. High-quality issues, particularly U.S. government securities, were in far less demand than low-rated issues. Why? One reason is that the performance of "junk" bonds often reflects stock performance; it's no secret that 1996 was a year of extraordinary gains in stock prices. The speculative edge that seemed to creep into the stock market - typified by investors' seemingly unquenchable thirst for little-understood initial public offerings and expensive but familiar companies - appears to have spilled over into the bond market. As a result, junk bonds cost nearly as much as higher-quality issues by the end of the period.

No one can predict with any accuracy when investor psychology will shift so that today's "good" investment suddenly looks "bad" or expensive. However, the benefits of a high-quality portfolio and a disciplined investment style are clear, and should become more apparent if the stock market runs into any difficulty. The backdrop for bonds is favorable again, with interest rates moving down and inflation holding at low levels. In all, we think Pioneer Bond Fund is still a sound investment for quality-conscious investors looking for regular income.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Bond Fund. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer Bond Fund

PORTFOLIO SUMMARY 12/31/96

P o r t f o l i o  D i v e r s i f i c a t i o n

(As a percentage of total investment portfolio)

[Pie Chart]

Short-Term Cash Equivalents 1%
International 7%
U.S. Government and Agency 34%
Corporate 58%

P o r t f o l i o  M a t u r i t y

(Effective life as a percentage of total investment portfolio)


[Pie Chart]

10-20 Years 8%
7-10 Years 9%
5-7 Years 9%
20+ Years 18%
0-2 Years 17%
2-5 Years 39%

1 0  L a r g e s t  H o l d i n g s

(As a percentage of long-term holdings)


 1. U.S. Treasury Notes,             6. Imperial Oil, Ltd., 8.75%,
    7.0%, 2006               6.22%      2019                            2.41%
 2. U.S. Treasury Notes,              7. International Bank for
    8.5%, 2000               5.48        Reconstruction and
                                         Development, Deb. 9.25%,
                                         2017                           2.13
 3. U.S. Treasury Notes,              8. General Motors Corp., Notes,
    8.25%, 1998              4.65        9.4%, 2021                     2.07
 4. U.S. Treasury Bonds,              9. U.S. Treasury Notes, 8.75%,
    7.25%, 2022              3.62        2008                           1.92
 5. U.S. Treasury Notes,             10. Ford Motor Credit Co.,
    8.0%, 2001               3.20        9.14%, 2014                    1.90

Fund holdings will vary for other periods.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/96     CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
  per Share                  12/31/96       6/30/96
                             $9.15          $9.08

Distributions per Share      Income         Short-Term         Long-Term
  (6/30/96-12/31/96)         Dividends      Capital Gains      Capital Gains
                             $0.321                  -                  -


I n v e s t m e n t  R e t u r n s

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

 Average Annual Total Returns
  (As of December 31, 1996)

Period           Net Asset      Public Offering
                   Value             Price*
10 Years           7.82%              7.33%
5 Years            6.77%              5.78%
1 Year             1.96%             -2.60%

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



[Mountain Chart]

[plots for mountain chart]

Growth of $10,000

        Pioneer             Lehman Brothers
         Bond            Government/Corporate
         Fund*                Bond Index
12/86    9550                    10000
12/87    9809                    10230
12/88    10563                   11007
12/89    11790                   12574
12/90    12652                   13614
12/91    14618                   15806
12/92    15771                   17004
12/93    17573                   18884
12/94    16836                   18221
12/95    19893                   21729
12/96    20283                   22367

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/96  CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
  per Share                  12/31/96       6/30/96
                             $9.11          $9.02

Distributions per Share      Income         Short-Term         Long-Term
  (6/30/96-12/31/96)         Dividends      Capital Gains      Capital Gains
                             $0.26                   -                   -


I n v e s t m e n t  R e t u r n s


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.



 Average Annual Total Returns
  (As of December 31, 1996)


Period                 If          If
                      Held      Redeemed
Life of Fund          6.09%       5.11%
(4/4/94)
1 Year                1.11%      -2.70%


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.



[Mountain Chart]


[plots for mountain chart]

Growth of $10,000+

          Pioneer              Lehman Brothers
           Bond             Government/Corporate
           Fund*                 Bond Index
4/94       10000                   10000
6/94       9896                    9959
9/94       9914                    10009
12/94      9906                    10046
3/95       10327                   10546
6/95       10942                   11231
9/95       11089                   11446
12/95      11600                   11980
3/96       11274                   11699
6/96       11286                   11753
9/96       11439                   11960
12/96      11432                   12326


*Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/96   CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s

Net Asset Value
  per Share                  12/31/96       6/30/96
                             $9.11          $9.02

Distributions per Share      Income         Short-Term         Long-Term
  (6/30/96-12/31/96)         Dividends      Capital Gains      Capital Gains
                             $0.26                   -                   -


I n v e s t m e n t  R e t u r n s



The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.


Cumulative Total Returns
(As of December 31, 1996)

Period                 If           If
Life of Fund          Held      Redeemed*
(1/31/96)             0.81%     -0.15%


* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.





[Mountain Chart]


[plots for mountain chart]

Growth of $10,000

          Pioneer              Lehman Brothers
           Bond             Government/Corporate
           Fund*                 Bond Index
1/96       10000                   10000
2/96       9766                    9788
3/96       9679                    9706
4/96       9612                    9639
5/96       9620                    9622
6/96       9700                    9750
7/96       9714                    9773
8/96       9687                    9748
9/96       9831                    9922
10/96      10029                   10153
11/96      10207                   10340
12/96      9986                    10227


The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION 12/31/96

Dear Shareowner,

Pioneer Bond Fund completed the first half of its nineteenth fiscal year on December 31, 1996. The bond market generally gained strength as the period progressed, bouncing back nicely from the price declines recorded by many high-quality bonds earlier in 1996. While downturns did exist during the six months, overall results were solid for investors.

Rising Bond Prices for Much of the Period

Financial markets overall ended higher on December 31 than where they stood on June 30. Volatility remained an issue, however, with some significant price swings recorded - from both stocks and bonds - particularly during July and December. The declines in December primarily stemmed from investors' unfavorable reaction to Federal Reserve Chairman Greenspan's comments on the stock market's "exuberance," and the implied potential for an increase in interest rates. In fact, most of the volatility that occurred during the six months was the result of perceptions and emotions. Many investors tried to anticipate the Federal Reserve's attitude about the economy, or whether it would raise or lower short-term interest rates. As it turned out, the Fed made no changes to interest rates during the fiscal period. Despite interim volatility, results for the six months were positive. Reflecting this, the yield on the benchmark 30-year Treasury bond was 6.64% on December 31, versus 6.91% on July 1, after hitting a low for the period of 6.35% on November 29.

While Treasury and other high-quality investments proved rewarding, they did not match the performance of many lower-quality securities. With the economy doing well and stock prices on the rise, many investors became more aggressive, selecting "junk" bonds and comparably risky securities. Because your Fund is committed to high-quality investments, it lagged funds that held low-grade issues in their portfolios. In our view, however, low-quality bonds subject investors to risks they may not even realize they are taking, until the market turns against them. We hold to our belief that conservative, high-quality investments should have a place in most investors' portfolios. We intend to maintain the high quality shareowners have come to depend on, as we continue to do all we can to deliver consistent

Pioneer Bond Fund

dividends and competitive investment returns. For additional information about Fund performance, please refer to the Performance Update section on page 3.

Maintaining a Diversified, High-Quality Portfolio in a Fast-Moving Market

Pioneer Bond Fund invests for current income through U.S. government securities and high-quality corporate bonds. The Fund chooses only securities issued by the U.S. government and its agencies, or corporate bonds rated AAA to BBB. What's more, at least 85% of the portfolio must be invested in bonds rated A or better by major rating agencies. As of December 31, the average quality rating of Fund holdings was AA. Additional information about the Fund's portfolio appears on page 2.

We kept the portfolio fairly constant over the six months, given the overall volatility in bond prices. At year-end, securities with fewer than five years to maturity comprised 55% of the portfolio, down slightly from 61% on June
30. We favored issues in the two-to-five year range (38%) since they generated more income than their shorter-term counterparts, while still contributing to overall price stability. We did modestly increase the Fund's position in long-term Treasury bonds, since they offer a good way to participate in the bond market's improving performance. Treasurys also can be traded quickly and therefore give us an efficient way to adjust the portfolio. Adding these securities caused the Fund's duration (which reflects the sensitivity of bond prices to changes in interest rates) to increase slightly over the six months, reflecting our more optimistic, yet still conservative, outlook for the bond market. The portfolio's average effective life also increased, from 7.6 years on June 30 to 8.5 years on December 31.

Over the six months, we added a few corporate issues with an A or BBB rating, to take advantage of the strong performance being turned in by lower-rated bonds. As always, however, we performed a lengthy credit analysis before adding these securities to the portfolio. We are comfortable with the Fund's mix of quality, especially since no issue falls below investment-grade, and the average rating remains conservative. Industrial issues stayed the most prominent within the portfolio's corporate holdings, although we kept the Fund diversified across a variety of sectors. Our bias

Pioneer Bond Fund
remains on well-known, proven companies that have a history of repaying their debt. Examples include Caterpillar, CoreStates Capital and Tenneco.

Moving Forward

As we indicated in your Fund's June 30 annual report, bond prices remained volatile over the period, reflecting how emotionally driven markets became in 1996 - especially in a year when the Fed made only one change (furthermore, a cut) in short-term interest rates. We believe, particularly in the face of increasing emotions, that a long-term view is the best way to overcome volatility and pursue financial goals.


We also are encouraged by factors that affect bond investing. Namely, we believe inflation will remain tame moving into 1997, since signs of an accelerated economy are, in our view, simply not apparent. The economy has shown sustainable and good growth, without "over-heating" - an important difference. As more investors realize the actual state of the economy and inflation, they may become less emotional, which could help lower the volatility we saw in the bond market in 1996. Moreover, the improving budget deficit, as well as ongoing efforts to achieve a balanced budget, could benefit bonds. Finally, we expect that investors - especially those who asset allocate - may look to rebalance their portfolios with more bond investments, given the appreciation that stocks experienced during the past year. Of course, whatever factors come into play, our primary focus for your Fund remains unchanged: We will pursue a steady stream of income from high-quality holdings. We expect Pioneer Bond Fund's conservative focus will reward patient investors. Thank you for your continued support.

Respectfully,

/s/ Sherman B. Russ

Sherman B. Russ
Portfolio Manager

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/96

             S&P/Moody's
Principal    Ratings
Amount       (Unaudited)                                                     Value
                           INVESTMENT IN SECURITIES - 99.5%
                           U.S. Government and Agency
                           Obligations - 34.2%
$  68,778                  Federal Home Loan Mortgage Corp., 10.0%,
                           2002                                         $   72,260
  117,511                  Federal Home Loan Mortgage Corp., 10.5%,
                           2019                                            130,105
  149,187                  Federal Home Loan Mortgage Corp., REMIC
                           Series 1988-24B, 9.5%, 2005                     156,614
1,000,000                  Federal National Mortgage Association, 8.8%,
                           1997                                          1,017,970
1,000,000                  Federal National Mortgage Association, 9.2%,
                           1997                                          1,014,530
1,500,000                  Federal National Mortgage Association, 9.2%,
                           2000                                          1,642,740
1,000,000                  Federal National Mortgage Association,
                           10.35%, 2015                                  1,343,120
   91,054                  Federal National Mortgage Association,
                           10.0%, 2019                                     100,215
  790,187                  Federal National Mortgage Association,
                           11.0%, 2019                                     894,270
1,269,464                  Federal National Mortgage Association, REMIC
                           Series 1989-72D, 8.9%, 2019                   1,311,903
  587,247                  Federal National Mortgage Association, REMIC
                           Series 1989-19A, 10.3%, 2019                    647,645
    7,752                  Federal National Mortgage Association, REMIC
                           Series 1989-19B, 10.3%, 2019                      8,156
  115,813                  Government National Mortgage Association,
                           Midget, 10.0%, 2004                             122,544
  301,747                  Government National Mortgage Association,
                           10.0%, 2006                                     319,285
  337,638                  Government National Mortgage Association,
                           10.0%, 2018                                     371,875
  190,953                  Government National Mortgage Association,
                           9.5%, 2020                                      206,560
  436,347                  Government National Mortgage Association,
                           10.0%, 2020                                     479,981

The accompanying notes are an integral part of these financial statements.

                                        9

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/96 (continued)

                           U.S. Government and Agency
                           Obligations - (continued)
$1,000,000                 Resolution Trust Corp., Series 1992-5A6,
                           9.238%, 2026                                 $ 1,010,000
 4,000,000                 U.S. Treasury Bonds, 7.25%, 2022               4,231,240
 5,250,000                 U.S. Treasury Notes, 8.25%, 1998               5,437,005
 6,000,000                 U.S. Treasury Notes, 8.5%, 2000                6,407,820
 3,500,000                 U.S. Treasury Notes, 8.0%, 2001                3,740,065
 7,000,000                 U.S. Treasury Notes, 7.0%, 2006                7,272,370
 2,000,000                 U.S. Treasury Notes, 8.75%, 2008               2,245,620
                                                                       -------------
                           Total U.S. Government and Agency
                           Obligations (Cost $40,286,878)               $40,183,893
                                                                       -------------
                           Industrials - 30.1%
 1,000,000          A-/A2  Alcan Aluminum, Ltd., Deb., 9.625%, 2019     $ 1,131,940
 1,916,853        BBB-/A3  American Airlines, Inc., 9.71%, 2007           2,149,885
 1,000,000           A/A3  Arco Chemical Co., Deb., 9.8%, 2020            1,257,720
   500,000           A/A2  Atlantic Richfield Co., Deb., 9.875%, 2016       625,940
 1,500,000           A/A2  Caterpillar, Inc., 9.75%, 2019                 1,643,865
 1,200,000       BBB/Baa3  Centex Corp., Deb., 8.75%, 2007                1,275,000
 1,500,000       BB+/Baa3  Coastal Corp., Deb., 9.625%, 2012              1,788,615
 2,000,000          A-/A3  General Motors Corp., Notes, 9.4%, 2021        2,414,740
 1,000,000      BBB-/Baa2  Georgia-Pacific Corp., Deb., 9.5%, 2022        1,081,890
 2,600,000        AA+/Aa2  Imperial Oil, Ltd., 8.75%, 2019                2,812,550
 1,000,000        BBB/Ba1  Joy Technologies Co., Sen. Notes, 10.25%,
                    2003                                                  1,102,500
 1,500,000       BBB/Baa3  News America Holdings, 10.125%, 2012           1,720,215
 1,000,000         AA/Aa3  Norfolk Southern Corp., Notes, 9.0%, 2021      1,142,260
 1,000,000          A+/A1  J.C. Penney Company, Inc., Deb., 9.75%, 2021   1,120,060
 2,000,000       BBB/Baa1  Phillips Petroleum Co., Deb., 9.18%, 2021      2,201,880
 1,500,000         AA/Aa2  Procter & Gamble Co., Notes, 9.36%, 2021       1,821,600
 1,000,000        BBB+/A3  Supervalue, Inc., Notes, 8.875%, 2022          1,060,670
 1,250,000       BBB-/Ba1  Tele-Communication Inc., Deb., 10.125%, 2022   1,372,525
 1,500,000      BBB-/Baa2  Tenneco, Inc., Notes, 10.075%, 2001            1,658,490
 1,250,000          A+/A1  Texaco Capital Corp., Gtd. Deb., 9.75%, 2020   1,590,875

The accompanying notes are an integral part of these financial statements.

                                      10


Pioneer Bond Fund

                           Industrials - (continued)
$2,000,000      BBB-/Ba1   Time Warner, Inc., Deb., 9.15%, 2023         $ 2,167,980
 1,000,000      BB+/Baa3   USX Corp.-U.S. Steel Group, Deb., 9.375%,
                           2012                                           1,160,390
 1,000,000        AA/Aa2   Wal-Mart Stores, Inc., Deb., 8.50%, 2024       1,070,050
                                                                       -------------
                           Total Industrials (Cost $34,047,535)         $35,371,640
                                                                       -------------
                           Financial - 8.7%
 2,000,000         A+/A1   Ford Motor Credit Co., 9.14%, 2014           $ 2,223,220
 1,500,000        AA/Aa2   GEICO Corp., Deb., 9.15%, 2021                 1,726,095
 2,000,000       AAA/Aaa   Standard Credit Card Master Trust Series
                           1991-3A, 8.875%, 1998                          2,080,000
 2,000,000       AAA/Aaa   Standard Credit Card Trust Series 1990-6A,
                           9.375%, 1997                                   2,035,000
 1,000,000          A/A2   Transamerica Corp., 9.875%, 1998               1,037,150
 1,000,000         A+/A3   W.R. Berkley, Deb., 8.7%, 2022                 1,099,120
                                                                       -------------
                           Total Financial (Cost $10,032,928)           $10,200,585
                                                                       -------------
                           Banks - 14.5%
 1,000,000         A+/A1   Banc One Corp., Sub. Notes, 10.0%, 2010      $ 1,233,060
 1,000,000          A/A3   BankAmerica, Sub. Notes, 9.375%, 2001          1,096,680
 1,000,000       AA-/Aa3   Barclays North American Capital Corp., Gtd.
                           Sub. Cap. Notes, 9.75%, 2021                   1,139,640
 1,000,000         A-/A2   Chase Manhattan, 8.5%, 2002                    1,073,510
 1,000,000         A-/A2   Chemical NY Corp., Sub. Notes, 9.75%, 1999     1,072,920
 1,250,000         A-/A3   Comerica, Inc., Sub. Deb., 10.125%, 1998       1,310,862
 1,550,000         A-/A2   CoreStates Capital Corp., Gtd. Sub. Notes,
                           9.375%, 2003                                   1,751,686
 1,500,000         A-/A2   First Chicago Corp., Sub. Notes, 10.25%,
                           2001                                           1,698,825
 2,000,000       BBB+/A3   First Interstate Bancorp, Sub. Notes, 9.0%,
                           2004                                           2,118,000
 1,500,000       BBB+/A3   Fleet/Norstar Financial Group, Sub. Notes,
                           9.9%, 2001                                     1,684,560
 1,000,000         A-/A3   Mellon Financial, Sub. Deb., 9.75%, 2001       1,111,680
 1,000,000       AA-/Aa3   National Westminster Bancorp, Inc., Gtd.
                           Cap. Notes, 9.375%, 2003                       1,139,900

The accompanying notes are an integral part of these financial statements.

                                      11

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/96 (continued)


                           Banks - (continued)
$ 500,000          AA-/A1  Republic New York Corp., Sub. Notes, 9.3%,
                           2021                                        $    601,680
                                                                       -------------
                           Total Banks (Cost $16,171,334)              $ 17,033,003
                                                                       -------------
                           Utilities - 5.1%
  500,000         AAA/Aaa  Cajun Electric Power, Cooperative Utility
                           Trust, 10.125%, 2019                        $    546,945
2,000,000        BBB/Baa2  Commonwealth Edison, First Mortgage Bonds,
                           9.75%, 2020                                    2,214,040
1,000,000            A/A2  Virginia Electric Power, 8.75%, 2021           1,072,030
1,000,000           A-/A3  ONEOK, Inc., Deb., 9.7%, 2019                  1,097,450
1,000,000       BBB+/Baa1  GTE Corp., Deb., 10.3%, 2017                   1,082,450
                                                                       -------------
                           Total Utilities (Cost $5,850,410)           $  6,012,915
                                                                       -------------
                           Foreign - 6.9%
2,000,000         AAA/Aaa  British Telecom Finance, Deb., 9.625%, 2019 $  2,213,320
1,000,000         AAA/Aaa  Inter-American Development Bank, Notes,
                           9.45%, 1998                                    1,053,100
2,000,000         AAA/Aaa  International Bank for Reconstruction and
                           Development, Deb., 9.25%, 2017                 2,487,920
  500,000         AA-/Aa3  Province of Ontario, 15.75%, 2012                540,450
1,000,000         BBB+/A2  Province of Saskatchewan, 9.375%, 2020         1,234,000
  500,000         AAA/Aaa  Tokyo (Metropolis of), Gtd. Bonds, 10.375%,
                           1997                                             516,665
                                                                       -------------
                           Total Foreign (Cost $7,779,587)             $  8,045,455
                                                                       -------------
                           TOTAL INVESTMENT IN SECURITIES (Cost
                           $114,168,672)                               $116,847,491
                                                                       -------------
                           TEMPORARY CASH
                           INVESTMENT - 0.5%
                           Commercial Paper - 0.5%
  585,000                  Household Finance Corp., 6.55%, 1/2/97      $    585,000
                                                                       -------------
                           TOTAL TEMPORARY CASH INVESTMENT (Cost
                           $585,000)                                   $    585,000
                                                                       -------------
                           TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                           CASH INVESTMENT - 100%
                           (Cost $114,753,672) (a)(b)                  $117,432,491
                                                                       -------------

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

(a) At December 31, 1996, the net unrealized gain on investments, based on cost for federal income tax purposes of $114,753,672, was as follows:

    Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                       $ 4,064,858
    Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                        (1,386,039)
                                                                ---------------
Net unrealized gain                                                  $ 2,678,819
                                                                ---------------

(b) At June 30, 1996, the Fund had a net capital loss carryforward of approximately $3,200,964 which will expire between 1998 and 2004 if not utilized.

   Note: The Fund's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

   Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 1996 were as follows:

                                Purchases       Sales
                             --------------- ------------
Long-term U.S. Government      $18,497,500    6,755,974
Other Long-term Securities       1,493,775    1,580,759

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

BALANCE SHEET 12/31/96

ASSETS:
Investment in securities, at value (including temporary
  cash investments of $585,000) (cost $114,753,672)         $117,432,491
Receivables -
 Fund shares sold                                                492,067
 Dividends and interest                                        2,693,907
Other                                                             14,918
                                                        --------------------
  Total assets                                              $120,633,383
                                                        --------------------
LIABILITIES:
Payables -
 Fund shares repurchased                                    $    105,009
 Dividends                                                       185,716
Due to bank                                                       90,487
Due to affiliates                                                151,919
Accrued expenses                                                  44,658
                                                        --------------------
  Total liabilities                                         $    577,789
                                                        --------------------
NET ASSETS:
Paid-in capital                                             $121,328,031
Accumulated undistributed net investment income                   16,973
Accumulated net realized loss on investments                  (3,968,229)
Net unrealized gain on investments                             2,678,819
                                                        --------------------
  Total net assets                                          $120,055,594
                                                        --------------------

Net Asset Value Per Share:
(Unlimited number of shares authorized)
Class A (based on $100,471,981/10,983,945 shares)           $       9.15
                                                        --------------------
Class B (based on $18,709,280/2,053,288 shares)             $       9.11
                                                        --------------------
Class C (based on $874,333/95,985 shares)                   $       9.11
                                                        --------------------

Maximum Offering Price:
Class A                                                     $       9.58
                                                        --------------------


The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
STATEMENT OF OPERATIONS
For the Six Months Ended 12/31/96

INVESTMENT INCOME:
Interest                                                                $4,869,865
                                                                       -------------
EXPENSES:
Management fees                                             $300,285
Transfer agent fees
 Class A                                                      95,817
 Class B                                                      21,659
 Class C                                                       1,000
Distribution fees
 Class A                                                     112,440
 Class B                                                      86,524
 Class C                                                       2,952
Accounting                                                    38,005
Custodian fees                                                15,098
Registration fees                                             28,635
Professional fees                                             30,590
Printing                                                       1,940
Fees and expenses of nonaffiliated trustees                    8,622
Miscellaneous                                                  7,653
                                                           -----------
  Total expenses                                                        $  751,220
  Less fees paid indirectly                                                (10,655)
                                                                       -------------
  Net expenses                                                          $  740,565
                                                                       -------------
  Net investment income                                                 $4,129,300
                                                                       -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                        $ (252,999)
Change in net unrealized gain on investments                             1,103,276
                                                                       -------------
 Net gain on investments                                                $  850,277
                                                                       -------------
 Net increase in net assets resulting from operations                   $4,979,577
                                                                       -------------


The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 12/31/96 and the Year Ended 6/30/96

                                                             Six Months
                                                                Ended        Year Ended
                                                              12/31/96         6/30/96
FROM OPERATIONS:
Net investment income                                       $  4,129,300    $  7,957,548
Net realized loss on investments                                (252,999)       (759,570)
Change in net unrealized gain on investments                   1,103,276      (2,778,133)
                                                          --------------------------------
 Net increase in net assets resulting from operations       $  4,979,577    $  4,419,845
                                                          --------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.32 and $0.64 per share, respectively)          $ (3,555,364)   $ (7,298,352)
 Class B ($0.26 and $0.57 per share, respectively)              (489,702)       (714,880)
 Class C ($0.26 and $0.22 per share, respectively)               (16,771)         (4,649)
In excess of net investment income:
 Class B ($0.00 and $0.01 per share, respectively)                     -         (34,464)
 Class C ($0.00 and $0.01 per share, respectively)                     -            (189)
                                                          --------------------------------
  Total distributions to shareholders                       $ (4,061,837)   $ (8,052,534)
                                                          --------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 16,697,845    $ 32,345,460
Reinvestment of distributions                                  2,942,856       5,865,063
Cost of shares repurchased                                   (17,645,279)    (34,931,359)
                                                          --------------------------------
 Net increase in net assets resulting from
  fund share transactions                                   $  1,995,422    $  3,279,164
                                                          --------------------------------
 Net increase (decrease) in net assets                      $  2,913,162    $   (353,525)

NET ASSETS:
Beginning of period                                          117,142,432     117,495,957
                                                          --------------------------------
End of period (including accumulated undistributed/
  (distributions in excess of) net investment income of
  $16,973 and ($50,490), respectively)                      $120,055,594    $117,142,432
                                                          --------------------------------

                                  12/96 Shares    12/96 Amount    6/96 Shares     6/96 Amount
Class A
Shares sold                         1,072,909     $  9,773,226      2,099,659     $ 19,598,057
Reinvestment of distributions         286,071        2,607,186        574,935        5,351,873
Less shares repurchased            (1,604,807)     (14,608,393)    (3,229,151)     (30,032,780)
                                ----------------------------------------------- ----------------
  Net decrease                       (245,827)    $ (2,227,981)      (554,557)    $ (5,082,850)
                                ----------------------------------------------- ----------------
Class B
Shares sold                           699,417     $  6,327,465      1,330,447     $ 12,402,112
Reinvestment of distributions          35,429          321,483         55,012          508,688
Less shares repurchased              (326,575)      (2,953,727)      (528,935)      (4,897,315)
                                ----------------------------------------------- ----------------
  Net increase                        408,271     $  3,695,221        856,524     $  8,013,485
                                ----------------------------------------------- ----------------
Class C*
Shares sold                            65,630     $    597,154         37,622     $    345,291
Reinvestment of distributions           1,560           14,187            497            4,502
Less shares repurchased                (9,183)         (83,159)          (141)          (1,264)
                                ----------------------------------------------- ----------------
  Net increase                         58,007     $    528,182         37,978     $    348,529
                                ----------------------------------------------- ----------------

   *Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 12/31/96




                                       Six Months    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                     Ended 12/31/96    6/30/96      6/30/95     6/30/94      6/30/93      6/30/92
CLASS A
Net asset value, beginning of
  period                                $   9.08      $   9.35     $   9.04     $   9.81     $   9.37     $   8.99
                                    ---------------- ------------ ------------ ------------ ------------ ------------
Increase (decrease) from investment
  operations:
 Net investment income                  $   0.32      $   0.64     $   0.68     $   0.67     $   0.70     $   0.74
 Net realized and unrealized gain
  (loss) on investments                     0.07         (0.27)        0.31        (0.77)        0.44         0.39
                                    ---------------- ------------ ------------ ------------ ------------ ------------
  Net increase (decrease) from
  investment operations                 $   0.39      $   0.37     $   0.99     $  (0.10)    $   1.14     $   1.13
Distributions to shareholders:
 Net investment income                     (0.32)        (0.64)       (0.68)       (0.67)       (0.70)       (0.75)
                                    ---------------- ------------ ------------ ------------ ------------ ------------
Net increase (decrease) in net
  asset value                           $   0.07      $  (0.27)    $   0.31     $  (0.77)    $   0.44     $   0.38
                                    ---------------- ------------ ------------ ------------ ------------ ------------
Net asset value, end of period          $   9.15      $   9.08     $   9.35     $   9.04     $   9.81     $   9.37
                                    ---------------- ------------ ------------ ------------ ------------ ------------
Total return*                               4.37%         4.02%       11.48%       (1.26)%      12.67%       13.03%
Ratio of net expenses to average
  net assets                                1.13% **+     1.19%+       1.14%        1.05%        1.10%        1.09%
Ratio of net investment income to
  average net assets                        7.01% **+     6.80%+       7.55%        6.93%        7.37%        8.04%
Portfolio turnover rate                       15% **        39%          37%          39%          37%          17%
Net assets, end of period (in
  thousands)                            $100,472      $101,957     $110,158     $106,659     $112,900     $102,503
Ratios assuming reduction for fees
  paid indirectly:
 Net expenses                               1.11% **      1.18%           -            -            -            -
 Net investment income                      7.03% **      6.81%           -            -            -            -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 12/31/96

                                                 Six Months     Year Ended   Year Ended   4/4/94 to
                                               Ended 12/31/96    6/30/96      6/30/95      6/30/94
CLASS B
Net asset value, beginning of period               $  9.02       $  9.31       $ 9.02      $ 9.23
                                              ---------------- ------------ ------------ -----------
Increase (decrease) from investment
  operations:
 Net investment income                             $  0.28       $  0.57       $ 0.60      $ 0.14
 Net realized and unrealized gain  (loss) on
  investments                                         0.07         (0.28)        0.31       (0.21)
                                              ---------------- ------------ ------------ -----------
  Net increase (decrease) from   investment
  operations                                       $  0.35       $  0.29       $ 0.91      $(0.07)
Distributions to shareholders:
 Net investment income                               (0.26)        (0.57)       (0.62)      (0.14)
 In excess of net investment income                      -         (0.01)           -           -
                                              ---------------- ------------ ------------ -----------
Net increase (decrease) in net asset value         $  0.09       $ (0.29)      $ 0.29      $(0.21)
                                              ---------------- ------------ ------------ -----------
Net asset value, end of period                     $  9.11       $  9.02       $ 9.31      $ 9.02
                                              ---------------- ------------ ------------ -----------
Total return*                                         3.93%         3.15%       10.57%      (0.73)%
Ratio of net expenses to average net assets           1.97% **+     1.96%+       1.97%       1.92% **
Ratio of net investment income to average net
  assets                                              6.16% **+     6.01%+       6.60%       6.09% **
Portfolio turnover rate                                 15% **        39%          37%         39%
Net assets, end of period (in thousands)           $18,709       $14,843       $7,338      $1,212
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                         1.96% **      1.94%           -           -
 Net investment income                                6.17% **      6.03%           -           -


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 12/31/96

                                                            Six Months     1/31/96 to
                                                          Ended 12/31/96    6/30/96
CLASS C (a)
Net asset value, beginning of period                          $ 9.02         $ 9.54
                                                         ---------------- ------------
Increase (decrease) from investment operations:
 Net investment income                                        $ 0.28         $ 0.23
 Net realized and unrealized gain (loss) on  investments        0.07          (0.52)
                                                         ---------------- ------------
  Net increase (decrease) from investment   operations        $ 0.35         $(0.29)
Distributions to shareholders:
 Net investment income                                         (0.26)         (0.22)
 In excess of net investment income                                -          (0.01)
                                                         ---------------- ------------
Net increase (decrease) in net asset value                    $ 0.09         $(0.52)
                                                         ---------------- ------------
Net asset value, end of period                                $ 9.11         $ 9.02
                                                         ---------------- ------------
Total return*                                                   3.93%         (3.00)%
Ratio of net expenses to average net assets                     2.06%**+       2.18%**+
Ratio of net investment income to average net assets            6.09%**+       5.79%**+
Portfolio turnover rate                                           15%**          39%
Net assets, end of period (in thousands)                      $  874         $  343
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   2.04%**        2.13%**
 Net investment income                                          6.11%**        5.84%**


(a) Class C shares were first publicly offered on January 31, 1996.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+ Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 12/31/96

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income from a high quality portfolio, consistent with the preservation of capital.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Class C shares were first publicly offered on January 31, 1996. The shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Bond Fund

that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C. Fund Shares

The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $15,010 in underwriting commissions on the sale of fund shares during the six months ended December 31, 1996. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

D. Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio, and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

Pioneer Bond Fund

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1996, $58,215 was payable to PMC related to management fees and certain other services

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $20,110 in transfer agent fees payable to PSC at December 31, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to Class A Plan, the fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $73,594 in distribution fees payable to PFD at December 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended December 31, 1996, CDSCs in the amount of $45,435 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended December 31, 1996, the Fund's expenses were reduced by $10,655 under such arrangements.

Pioneer Bond Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Bond Fund:


We have audited the accompanying balance sheet of Pioneer Bond Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations, the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 3, 1997

Pioneer Bond Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., Chairman and
 President
David D. Tripple, Executive Vice President
Sherman B. Russ, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareholder Services and Transfer Agent
Pioneering Services Corporation

                           This page for your notes.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

The Pioneer Family of Mutual Funds

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds Taxable
Pioneer America
Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*

Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund

*Offers Class A and B Shares only

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                            1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                         1-800-225-4321

Retirement plans information                                 1-800-622-0176

Telecommunications Device for the Deaf (TDD)                 1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                            1-800-225-4240

Our Internet e-mail address                            ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

0297-3931
(c) Pioneer Funds Distributor, Inc.

[Recycled Logo]

Printed on Recycled Paper